Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial information is based on the historical financial information of ZAIS Financial Corp. (“ZFC” or the “Company”) and GMFS, LLC (“GMFS”) and has been prepared to reflect the acquisition of GMFS on October 31, 2014 by a wholly-owned subsidiary of ZAIS Financial Corp., the Transaction. The pro forma data in the unaudited pro forma condensed combined balance sheet as of September 30, 2014 assumes that the Transaction had occurred on September 30, 2014. The data in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 assumes that the Transaction had occurred on January 1, 2013. The historical consolidated financial information has been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (i) directly attributable to the acquisition of GMFS, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements. In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the following historical consolidated financial statements and accompanying notes:

●	audited historical consolidated financial statements of ZFC as of and for the year ended December 31, 2013 and the related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013;

●	audited historical consolidated financial statements of GMFS for the years ended December 31, 2013, and December 31, 2012 and the related notes included within this report as exhibit 99.1.;

●	unaudited historical interim consolidated financial statements of ZFC as of and for the nine months ended September 30, 2014 and the related notes included in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2014; and

●	unaudited historical interim consolidated financial statements of GMFS as of and for the nine months ended September 30, 2014 and the related notes included within this report as exhibit 99.2

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not intended to reflect the results of operations or the financial position of the combined company that would have resulted had the Transaction been effective during the periods presented or the results that may be obtained by the combined company in the future. The unaudited pro forma condensed combined financial information as of and for the periods presented does not reflect future events that may occur after the Transaction, including, but not limited to, synergies or revenue enhancements arising from the Transaction. Future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2014
(in thousands)

				Pro Forma
				Adjustments		Pro Forma
				Relating to		Adjustments
				Sale of Securities		Relating to
				to Fund GMFS		the GMFS		Pro Forma
	ZFC	GMFS	Reclassifications	Acquisition		Acquisition		Combined
Assets			K
Cash and cash equivalents	$25,777	$17,283	$-	$24,534	A	$(62,847)	B	$4,747
Restricted cash	7,037	-	-	-		-		7,037
Mortgage loans, at fair value	430,097	-	(430,097)	-		-		-
Mortgage loans held for investment, at fair value	-	-	431,272	-		-		431,272
Mortgage loans held for sale, at fair value	-	94,342	-	-		-		94,342
Mortgage loans held for investment, net	-	1,175	(1,175)	-		-		-
Real estate securities, at fair value	243,904	-	-	(85,566)	A	-		158,338
Other investment securities, at fair value	13,441	-	-	(11,232)	A	-		2,209
Real estate owned, at fair value	166	-	-	-		-		166
Derivative assets, at fair value	70	1,903	-	-		194	C	2,167
Other assets	1,129	21	2,745	-		-		3,895
Accounts receivable	-	1,340	(1,340)	-		-		-
Mortgage servicing rights, at fair value	-	23,709	-	-		10,038	C	33,747
Servicing advances	-	808	(808)	-		-		-
Prepaid expenses	-	197	(197)	-		-		-
Fixed assets	-	400	(400)	-		-		-
Goodwill	-	-	-	-		13,441	C	13,441
Other identifiable intangibles	-	-	-	-		5,800	C	5,800
Loans eligible for repurchase from GNMA	-	15,705	-	-		-		15,705
Total assets	$721,621	$156,883	$-	$(72,264)		$(33,374)		$772,866

Liabilities
Loan repurchase facilities	$293,178	$-	$-	$		$-		$293,178
Securities repurchase agreements	165,604	-	-	(75,675)	A	-		89,929
Warehouse line of credit	-	88,999	-	-		-		88,999
Exchangeable senior notes	55,232	-	-	-		-		55,232
Contingent consideration	-	-	-	-		11,429	B	11,429
Derivative liabilities, at fair value	1,621	-	-	-		-		1,621
Dividends and distributions payable	3,559	-	-	-		-		3,559
Accounts payable and other liabilities	3,731	883	6,493	-		-		11,107
Accrued interest payable	1,970	-	-	-		-		1,970
Accrued compensation and benefits	-	3,198	(3,198)	-		-		-
Loan indemnification reserve	-	3,295	(3,295)	-		-		-
Liability for loans eligible for repurchase from GNMA	-	15,705	-	-		-		15,705
Total liabilities	524,895	112,080	-	(75,675)		11,429		572,729

Stockholders’ Equity
Common stock	1	-	-	-		-		1
Additional paid-in capital	164,207	-	-	-		-		164,207
Retained earnings	12,024	-	-	3,411	A	-		15,435
Non-controlling interest	20,494	25	-	-		(25)	D	20,494
Member's Equity	-	44,778	-	-		(44,778)	D	-
Total stockholders’ equity	196,726	44,803	-	3,411		(44,803)		200,137
Total liabilities and stockholders’ equity	$721,621	$156,883	$-	$(72,264)		$(33,374)		$772,866

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
(in thousands, except shares and per share data)

				Pro Forma
				Adjustments		Pro Forma
				Relating to		Adjustments
				Sale of Securities		Relating to the
				to Fund GMFS		GMFS		Pro Forma
	ZFC	GMFS	Reclassification	Acquisition		Acquisition		Combined
Interest income			K
Mortgage loans	$19,307	$2,329	$-	$-		$-		$21,636
Real estate securities	11,550	-	-	(3,976)	E	-		7,574
Other investment securities	469	-	-	(461)	E	-		8
Total interest income	31,326	2,329	-	(4,437)		-		29,218

Interest expense
Loan repurchase facilities	6,481	-	-	-		-		6,481
Securities repurchase agreements	2,075	-	-	(864)	E	-		1,211
Warehouse facilities	-	1,394	-	-		-		1,394
Exchangeable senior notes	4,256	-	-	-		-		4,256
Total interest expenses	12,812	1,394	-	(864)		-		13,342
Net interest income	18,514	935	-	(3,573)		-		15,876

Other gains / (losses)
Change in unrealized gain or loss on mortgage loans	23,566	-	-	-		-		23,566
Change in unrealized gain or loss on real estate securities	1,965	-	-	-		-		1,965
Change in unrealized gain or loss on other investment securities	384	-	-	-		-		384
Change in unrealized gain or loss on real estate owned	(3)	-	-	-		-		(3)
Realized gain on mortgage loans	972	-	-	-		-		972
Realized gain on real estate securities	520	-	-	-		-		520
Loss on derivative instruments	(5,529)	-	-	-		-		(5,529)
Total other gains / (losses)	21,875	-	-	-		-		21,875

Mortgage banking activities
Gain on sale of mortgage loans, net of direct costs	-	26,568	-	-		-		26,568
Provision for loan indemnification	-	-	(560)	-		-		(560)
Loan servicing fees, net of direct costs	-	3,773	-	-		-		3,773
Loan origination fees	-	1,337	-	-		-		1,337
Other income	-	573	-	-		-		573
Total mortgage banking activities	-	32,251	(560)	-		-		31,691

Expenses
Advisory fee – related party	2,132	-	-	-		-		2,132
Professional fees	3,783	-	-	-		-		3,783
Transaction costs	1,684	-	-	-		(1,684)	G	-
Loan servicing fees	1,577	-	-	-		-		1,577
General and administrative expenses	1,578	1,749	1,922	-		-		5,249
Salaries, commissions and benefits	-	16,229	-	-		-		16,229
Occupancy, equipment and communication	-	1,422	(1,422)	-		-		-
Advertising and marketing	-	500	(500)	-		-		-
Provision for loan losses	-	560	(560)	-		-		-
Depreciation and amortization	-	88	-	-		591	F	679
Amortization of mortgage servicing rights	-	2,017	-	-		(2,017)	H	-
Total expenses	10,754	22,565	(560)	-		(3,110)		29,649
Net income / (loss) before income tax expense	29,635	10,621	-	(3,573)		3,110		39,793
Income tax expense	-	-	-	-		4,818	I	4,818
Net income / (loss) after income tax expense	29,635	10,621	-	(3,573)		(1,708)		34,975
Net income allocated to non-controlling interests	3,087	-	-	-		556	J	3,643
Net income / (loss) attributable to ZFC common
stockholders	$26,548	$10,621	$-	$(3,573)		$(2,264)		$31,332

Weighted Average Shares Outstanding - Basic	7,970,886							7,970,886
Weighted Average Shares Outstanding - Diluted	10,677,360							10,677,360

EPS - Basic	$3.33							$3.93
EPS - Diluted	$2.99							$3.49

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(in thousands, except shares and per share data)

				Pro Forma
				Adjustments		Pro Forma
				Relating to		Adjustments
				Sale of Securities		Relating to the
				to Fund GMFS		GMFS		Pro Forma
	ZFC	GMFS	Reclassification	Acquisition		Acquisition		Combined
Interest income			K
Mortgage loans	$10,470	$2,738	$-	$-		$-		$13,208
Real estate securities	15,948	-	-	(4,598)	E	-		11,350
Total interest income	26,418	2,738	-	(4,598)		-		24,558

Interest expense
Loan repurchase facility	3,612	-	-	-		-		3,612
Securities repurchase agreements	2,919	-	-	(939)	E	-		1,980
Warehouse facilities	-	2,666	-	-		-		2,666
Exchangeable senior notes	563	-	-	-		-		563
Total interest expenses	7,094	2,666	-	(939)		-		8,821
Net interest income	19,324	72	-	(3,659)		-		15,737

Other gains / (losses)
Change in unrealized gain or loss on mortgage loans	7,136	-	-	-		-		7,136
Change in unrealized gain or loss on real estate securities	(7,171)	-	-	-		-		(7,171)
Realized gain mortgage loans	1,299	-	-	-		-		1,299
Realized loss on real estate securities	(9,046)	-	-	-		-		(9,046)
Gain on derivative instruments	5,615	-	-	-		-		5,615
Total other gains / (losses)	(2,167)	-	-	-		-		(2,167)

Mortgage banking activities
Gain on sale of mortgage loans, net of direct costs	-	44,232	-	-		-		44,232
Provision for loan indemnification	-	-	(803)	-		-		(803)
Loan servicing fees, net of direct costs	-	3,022	-	-		-		3,022
Loan origination fees	-	2,927	-	-		-		2,927
Other income	-	709	-	-		-		709
Total mortgage banking activities	-	50,890	(803)	-		-		50,087

Expenses						-
Advisory fee – related party	2,630	-	-	-		-		2,630
Professional fees	3,490	-	-	-		-		3,490
Loan servicing fees	904	-	-	-		-		904
General and administrative expenses	2,580	2,503	1,647	-		(50)	G	6,680
Salaries, commissions and benefits	-	27,171	-	-		-		27,171
Occupancy, equipment and communication	-	1,647	(1,647)	-		-		-
Advertising and marketing	-	2,028		-		-		2,028
Provision for loan losses	-	803	(803)	-		-		-
Depreciation and amortization	-	160	-	-		788	F	948
Amortization of mortgage servicing rights	-	1,523	-	-		(1,523)	H	-
Total expenses	9,604	35,835	(803)	-		(785)		43,851
Net income / (loss) before income tax expense	7,553	15,127	-	(3,659)		785		19,806
Income tax expense	-	-	-	-		6,345	I	6,345
Net income / (loss) after income tax expense	7,553	15,127	-	(3,659)		(5,560)		13,461
Net income allocated to non-controlling interests	880	503	-	-		598	J	1,981
Preferred dividends	15	-	-	-		-		15
Net income / (loss) attributable to ZFC common
Stockholders	$6,658	$14,624	$-	$(3,659)		$(6,158)		$11,465

Weighted Average Shares Outstanding - Basic	7,273,366							7,273,366
Weighted Average Shares Outstanding - Diluted	8,200,280							8,200,280

EPS – Basic	$0.92							$1.58
EPS – Diluted	$0.92							$1.58

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Description of Acquisition

On August 5, 2014, ZAIS Financial Corp. (“ZFC” or the “Company”) entered into a definitive merger agreement to acquire GMFS, LLC, (“GMFS”). While subject to a final reconciliation of October 31, 2014 values, the preliminary purchase price was approximately $62.8 million at closing. This closing payment included the fair market value of GMFS's mortgage servicing rights portfolio at October 31, 2014, estimated at $34.8 million, and the actual value of GMFS's net tangible assets at closing. In addition to cash paid at closing, two contingent $1 million deferred premium payments payable in cash over two years, plus potential additional consideration based on future loan production and profits will be payable over a four year period if certain conditions are met. The $2 million of deferred premium payments is contingent on GMFS remaining profitable and retaining certain key employees. The additional contingent consideration is dependent on GMFS achieving certain profitability and loan production goals and is capped at $20 million. Up to 50% of the additional contingent consideration may be paid in common stock of the Company, at the Company's option. ZFC funded the closing cash payment through a combination of available cash and the liquidation of a portion of its non-agency RMBS portfolio.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and was based on the historical financial statements of ZFC and GMFS. The acquisition method of accounting is based on the accounting guidance on business combinations and uses the fair value concepts defined in the accounting guidance on fair value measurements. The acquisition method of accounting requires, among other things, that the assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, the acquisition method of accounting requires that the consideration transferred be measured at the date the acquisition is completed at its then-current market price. Accordingly, the assets acquired and liabilities assumed are recorded as of the acquisition date at their respective fair values and added to those of ZFC. The financial statements and reported results of operations of ZFC issued after completion of the Transaction will reflect these values. Prior periods will not be retroactively restated to reflect the historical financial position or results of operations of GMFS.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are directly attributable to the Transaction and are factually supportable. Pro forma adjustments reflected in the unaudited pro forma condensed combined statements of operations are based on items directly attributable to the Transaction, factually supportable and expected to have a continuing impact on the combined results. As a result, the unaudited pro forma condensed combined statements of operations exclude acquisition costs and other costs that will not have a continuing impact on the combined results, although these items are reflected in the unaudited pro forma condensed combined balance sheet.

The pro forma adjustments reflecting the Transaction under the acquisition method of accounting are based on estimates and assumptions. The Company’s management believes that its assumptions provide a reasonable basis for presenting all of the significant effects of the Transaction and that the pro forma adjustments give appropriate effect to those assumptions that are applied in the unaudited pro forma condensed combined financial statements.

Certain amounts in GMFS's historical balance sheet and statements of operations have been conformed to ZFC's presentation.

3. Accounting Policies

GMFS is in the process of being integrated with the Company. This integration includes a review by ZFC of GMFS's accounting policies. As a result of that review, ZFC may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements. At this time, ZFC is not aware of any differences that would have a material impact on the combined financial statements that have not been adjusted for in the pro forma financial information. Accounting policy differences may be identified after completion of the integration.

4. Purchase Price

The purchase price of the Transaction is as follows:

Consideration	(in thousands)
Cash to owners of GMFS	$62,847
Contingent consideration	11,429
Total consideration	$74,276

Contingent consideration represents the estimated present value of future earn-out payments as defined in the definitive merger agreement. Contingent consideration was estimated based on future earnings projections of GMFS over the four year earn-out period. The valuation considers assumptions that a market participant would consider in valuing a company similar to GMFS.

5. Pro Forma Adjustments

A.	Reflects the pro forma adjustments to record the net proceeds received from the sale of real estate securities and other investment securities and the termination of the related securities repurchase agreements to fund the Transaction assuming the Transaction occurred on September 30, 2014. The pro forma adjustments consist of: (1) the proceeds received from the sale of securities of approximately $100.2 million and (2) the repayment of the related repurchase agreements of approximately $75.7 million.

B.	Reflects the pro forma adjustments to record the funding of the Transaction with (i) cash of approximately $62.8 and (ii) contingent consideration of approximately $11.4 million. See Note 4 – Purchase Price for a discussion of the contingent consideration.

C.	Reflects allocation of purchase price to record amounts at their estimated fair value assuming the Transaction occurred on September 30, 2014. Management has performed a preliminary allocation of the purchase price to major assets and liabilities in the accompanying unaudited pro forma condensed combined balance sheet based on estimates. The final allocation of purchase price may differ significantly from the pro forma amounts included herein. The fair value of mortgage servicing rights, identified intangible assets and goodwill was estimated based on cash flow analyses and related analytical procedures. The valuation considers assumptions that a market participant would consider in valuing the assets or liabilities, including but not limited to, assumptions for prepayments, credit and discount rates. The fair value of mortgage loans was estimated based on quoted secondary-market prices. The detailed estimated preliminary purchase price allocation assuming the Transaction occurred on September 30, 2014 is approximately as follows:

(in thousands)
Assets:
Cash and cash equivalents	$17,283
Mortgage loans held for sale, at fair value	94,342
Mortgage loans held for investment, at fair value	1,175
Derivative assets, at fair value	2,097
Other assets	2,766
Mortgage servicing rights, at fair value	33,747
Goodwill	13,441
Other identifiable intangibles	5,800
Loans eligible for repurchase from GNMA	15,705
Total assets acquired	186,356

Liabilities:
Warehouse lines of credit	88,999
Accounts payable and other liabilities	7,376
Liability for loans eligible for repurchase from GNMA	15,705
Total liabilities assumed	112,080

Fair value of net assets acquired	$74,276

D.	Reflects the pro forma adjustment to eliminate GMFS member’s equity and non-controlling interest.

E.	Reflects the pro forma adjustments to reduce (i) interest income from real estate securities and other investment securities due to the sale of these securities to fund the Transaction and (ii) interest expense on securities repurchase agreements resulting from the repayment of the related repurchase agreements assuming the Transaction occurred on January 1, 2013.

F.	Reflects the pro forma adjustment to record amortization expense on the other intangible assets recognized by the Company assuming the Transaction occurred on January 1, 2013. The amortization expense was computed using an estimated useful life range of 3 to 12 years. Management has based this adjustment on preliminary estimates of the fair value assigned to the other intangible assets, and therefore, the actual fair value assigned may differ materially and the impact on the related amortization expense may also be materially different than the estimates provided herein.

G.	Reflects the pro forma adjustment to reduce total expenses by the transaction costs incurred by ZFC in connection with the acquisition of GMFS since these costs are non-recurring in nature and are not expected to have a continuing impact on the combined results.

H.	Reflects the pro forma adjustment to reduce amortization of mortgage servicing rights. Upon acquisition of GMFS, ZFC elected to measure mortgage servicing rights at fair value under the fair value option. Accordingly, amortization expense will no longer be recorded.

I.	Reflects the pro forma adjustment to record income tax provision assuming GMFS was acquired by ZFC in a Taxable REIT Subsidiary ("TRS") on January 1, 2013. Income tax is calculated at an effective tax rate of 40% on net income of GMFS and pro forma adjustments that would be taxable under the TRS. The effective tax rate of GMFS post-acquisition could be significantly different depending upon post-acquisition activities of GMFS operating under a TRS of ZFC.

J.	Reflects the effect of the pro forma adjustments on the net income allocated to the non-controlling interests of ZFC.

K.	Reflects the reclassifications to conform to the presentation of the combined companies.